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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 11, 2002

                               VIEWCAST.COM, INC.
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             (Exact name of registrant as specified in its charter)

            DELAWARE                      000-29020              75-2528700
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(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

17300 DALLAS PARKWAY. SUITE 2000, DALLAS, TX                            75248
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  (Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code:          972-488-7200
                                                    ----------------------------

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On October 11, 2002, ViewCast.com, Inc (dba ViewCast Corporation) ("View Cast" or the "Company") completed the acquisition of the assets and operations of Delta Computec Inc. pursuant to an Asset Purchase Agreement dated as of May 31, 2002 (the "APA") between Delta Computec Inc. (the "Seller"), a New York corporation, and its parent and sole shareholder, NQL Inc., a Delaware corporation. The acquisition assets and operations were assigned to ViewCast's wholly owned subsidiary named Delta Computec Inc., a Delaware company ("DCi") , and known as MMAC Communications Corp. at the time of the acquisition.

         The combined maximum total consideration to be paid by ViewCast pursuant to the APA is equal to $2.5 million. ViewCast purchased all of the Seller's assets, including all of its operating assets, property, contracts and customer lists for a combination of up to $1 million in cash, issuance of up to 150,000 shares of Series D Redeemable Convertible Preferred Stock (the "Series D Preferred Stock"), and the assumption of certain liabilities as outlined in the terms of the APA established based on arms-length negotiations. The assets acquired include computers and related equipment used in providing professional information technology and customized network support services.

         On the closing date, ViewCast paid $500,000 in cash and issued 95,500 shares of Series D Preferred Stock. The closing cash payment was funded from an advance from one of its principal stockholders and Chairman of the Board of ViewCast, H.T. Ardinger, Jr. Within twenty (20) days of the closing date, ViewCast has agreed to issue an additional 54,500 shares of Series D Preferred Stock, subject to adjustments as described in the APA. Two additional cash payments of up to $250,000 each are to be paid to Seller in the future. The first payment is due approximately six months and the second payment is due approximately 12 months after closing, subject to adjustments as described in the APA, including adjustments related to contract revenue levels achieved by DCi over six months and twelve months subsequent to the acquisition date.

            Each share of Series D Preferred Stock has a stated value of $10.00 with a conversion option to common stock at $1.50 per share of ViewCast common stock. The Series D Preferred Stock provides redemption rights for the holders and ViewCast and other rights as described in the Certificate of Designation of the Series D Preferred Stock. The Series D Preferred Stock is redeemable at its stated value at the holders' option upon written notice at any time after October 11, 2004. The Series D Preferred Stock is redeemable at its stated value at ViewCast's option upon written notice at any time after October 11, 2005 or prior to that date if the ViewCast common stock has a market value of $3.75 per share for ten consecutive trading days. In conjunction with the issuance of the Series D Preferred Stock, ViewCast and Seller entered into a Registration Rights Agreement.

            On October 11, 2002, part of the acquisition transaction included the payoff of the Seller's asset based revolving credit facility with Keltic Financial Partners, LP ("Keltic") by establishing a new asset based revolving credit facility for a period of one


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year with Keltic. DCi will utilize the $1.5 million Keltic credit facility for working capital support. The loan interest rate is, at the option of Lender, the greater of: (a) the prime rate published in the "Money Rates" column of The Wall Street Journal from time to time or, in the event that The Wall Street Journal is not available at any time, such rate published in another nationally recognized publication as determined by Lender, plus two hundred fifty (250) basis points per annum, or (b) seven and one-quarter percent (7.25%). In addition, ViewCast entered into a Guaranty of Payment and Performance and Subordination Agreement with Keltic relating to this facility.

            ViewCast and the Seller had prior to the acquisition entered into a Reseller Agreement to offer ViewCast products and ancillary services.

            ViewCast will account for the acquisition using the purchase method in accordance with Financial Accounting Standards Board Statement No. 141, Business Combinations.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

            It is impractical to provide the required financial statements of the acquired assets at this time. ViewCast plans to file such information by amendment to this Form 8-K within sixty days of October 26, 2002.

        (b) PRO FORMA FINANCIAL INFORMATION

            It is impractical to provide the required pro forma financial information of the acquired assets at this time. ViewCast plans to file such information by amendment to this Form 8-K within sixty days of October 26, 2002.

        (c) EXHIBITS

         EXHIBIT           EXHIBIT
         NO.               DESCRIPTION

         3.1 Certificate of Designation of Series D Redeemable Convertible Preferred Stock of ViewCast.com, Inc. dated as of October 10, 2002.

         10.1 Asset Purchase Agreement among Delta Computec Inc., NQL Inc. and ViewCast.com, Inc. dated as of May 31, 2002.

         10.2 Registration Rights Agreement by and among ViewCast.com, Inc. and Delta Computec Inc. dated as of October 11, 2002.


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         10.3              Non-Competition Agreement by and among Delta Computec
                           Inc., NQL Inc. and ViewCast.com, Inc. dated as of October 11, 2002.

         10.4 Escrow Agreement by and among ViewCast.com, Inc., Delta Computec Inc. and The Bank of New York Trust Company of Florida, N.A. dated as of October 11, 2002.

         10.5 Revolving Loan Agreement between MMAC Communications Corp. and Keltic Financial Partners, LP dated as of October 11, 2002.

         10.6 Guaranty of Payment and Performance from ViewCast.com, Inc. to Keltic Financial Partners, LP dated as of October 11, 2002.

         10.7 Subordination Agreement by and among Keltic Financial Partners, LP, MMAC Communication Corp. and ViewCast.com, Inc. dated as of October 11, 2002.

         10.8 General Security Agreement by and between MMAC Communications Corp. and Keltic Financial Partners, LP dated as of October 11, 2002.

         10.9 Revolving Note by MMAC Communications Corp. in favor of Keltic Financial Partners, LP dated as of October 11, 2002.

         10.10 Lease by and between Forsgate Industrial Complex and Delta Computec Inc. dated as of July 23, 1991.

         10.11 Second Amendment to Lease by and between Forsgate Industrial Complex and Delta Computec Inc. dated as of March 29, 2001.

         10.12             Sublease Agreement by and between Delta Computec Inc.
                           and Ameriban Inc. dated as of December 31, 1997.

         10.13 Third Amendment to Sublease Agreement and Renewal of Sublease by and between Delta Computec Inc. and Ameriban, Inc. dated as of January 3, 2001.

         10.14 Employment Agreement by and between ViewCast Corporation and John DeVito dated as of August 6, 2002.

ITEM 9.  REGULATION FD DISCLOSURE

Attached as Exhibit 99.1 is a press release filed by ViewCast on October 14, 2002.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     ViewCast.com, Inc.
                                              ----------------------------------
                                                        (Registrant)



                                              BY:
Date: October 25, 2002                        /s/ Laurie L. Latham
                                              ----------------------------------
                                              Laurie L. Latham
                                              Chief Financial Officer
                                              Principal Financial Officer



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                                 EXHIBIT INDEX

 EXHIBIT           EXHIBIT
 NO.               DESCRIPTION
 -------           -----------
 3.1               Certificate of Designation of Series D Redeemable Convertible
                   Preferred Stock of ViewCast.com, Inc. dated as of October 10,
                   2002.

 10.1              Asset Purchase Agreement among Delta Computec Inc., NQL Inc.
                   and ViewCast.com, Inc. dated as of May 31, 2002.

 10.2              Registration Rights Agreement by and among ViewCast.com, Inc.
                   and Delta Computec Inc. dated as of October 11, 2002.

 10.3              Non-Competition Agreement by and among Delta Computec Inc.,
                   NQL Inc. and ViewCast.com, Inc. dated as of October 11, 2002.

 10.4              Escrow Agreement by and among ViewCast.com, Inc., Delta
                   Computec Inc. and The Bank of New York Trust Company of
                   Florida, N.A. dated as of October 11, 2002.

 10.5              Revolving Loan Agreement between MMAC Communications Corp.
                   and Keltic Financial Partners, LP dated as of October 11,
                   2002.

 10.6              Guaranty of Payment and Performance from ViewCast.com, Inc.
                   to Keltic Financial Partners, LP dated as of October 11,
                   2002.

 10.7              Subordination Agreement by and among Keltic Financial
                   Partners, LP, MMAC Communication Corp. and ViewCast.com, Inc.
                   dated as of October 11, 2002.

 10.8              General Security Agreement by and between MMAC Communications
                   Corp. and Keltic Financial Partners, LP dated as of October
                   11, 2002.

 10.9              Revolving Note by MMAC Communications Corp. in favor of
                   Keltic Financial Partners, LP dated as of October 11, 2002.

 10.10             Lease by and between Forsgate Industrial Complex and Delta
                   Computec Inc. dated as of July 23, 1991.

 10.11             Second Amendment to Lease by and between Forsgate Industrial
                   Complex and Delta Computec Inc. dated as of March 29, 2001.

 10.12             Sublease Agreement by and between Delta Computec Inc. and
                   Ameriban Inc. dated as of December 31, 1997.

 10.13 Third Amendment to Sublease Agreement and Renewal of Sublease by and between Delta Computec Inc. and Ameriban, Inc. dated as of January 3, 2001.

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
 10.14             Employment Agreement by and between ViewCast Corporation and
                   John DeVito dated as of August 6, 2002.

 99.1              Press Release issued by ViewCast on October 14, 2002.